EXHIBIT 32

                        CERTIFICATION PURSUANT TO
                         18 U.S.C. SECTION 1350,
                         AS ADOPTED PURSUANT BY
              SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002



In connection with the accompanying Quarterly Report on Form 10-Q of Safer Shot, Inc. for the period ended, March 31, 2008,(the "Report")
I, Margaret Johns , Treasurer of the Company, hereby certify pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, to the best of my knowledge and belief, that:


     1. The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and


     2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of Monumental Marketing, Inc.


Date: May 13, 2008                 /s/ Margaret Johns
                             -------------------------------------------
                                       Margaret Johns
                                         Treasurer
                                   (Accounting Officer)